SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Basic and Diluted Loss Per Share (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Numerator for earnings per share:
Net income (loss) attributable to the Company's shareholders	$ 453,106	$ (515,971)	$ 1,167,002
Denominator for basic and diluted earnings per share:
Basic weighted average ordinary shares	11,640,661	10,400,408	10,380,000
Per share amount
Per share - basic and diluted	$ 0.04	$ (0.05)	$ 0.11